2019 Senior 8% Convertible Notes Payable	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
2019 Senior 8% Convertible Notes Payable

Note 5 – 2019 Senior 8% Convertible Notes Payable

During the fourth quarter of 2019, accredited investors purchased $805,000 of 8% Senior Convertible Notes (“2019 Senior Notes”) from us. For every $1,000 principal amount purchased, the note holders received 70 warrants to purchase our common stock. As a result, we granted 56,350 warrants to purchase our common stock at an exercise price of $19.04, which expire on December 19, 2023. The 2019 Senior Notes bear interest at 8% per year and if converted, the interest is payable in kind (in common stock). The 2019 Senior Notes mature on December 15, 2020. At June 30, 2020 and December 31, 2019, we had $805,000 of 2019 Senior Notes outstanding.

The 2019 Senior Notes are convertible by the holder upon (i) completion of listing our common stock on either the Nasdaq Capital Market or the New York Stock Exchange or if we raise at least $14 million, prior to December 15, 2020, the maturity date of the 2019 Senior Notes, in one or more qualified financings. If the 2019 Senior Notes are not paid or converted prior to their maturity date, the principal and any accrued interest will be automatically or mandatorily converted into our common stock. The 2019 Senior Notes, plus any accrued interest, is convertible into shares of our common stock at a conversion price equal to the lower of (i) $14.28 per share or (ii) a price per share equal to a 10% discount to the pre-money valuation of an equity sale of the Company’s common stock for cash, as defined in the 2019 Senior Note agreement, occurring after the closing of the 2019 Senior Note financing.

The 2019 Senior Notes provide the holders with (a) the option of receiving 110% of principal plus accrued interest in the event there is a change of control prior to conversion of the 2019 Senior Notes; (b) weighted-average anti-dilution protection in event of any sale of securities at a net consideration per share that is less than the applicable conversion price per share to the holder until we have raised an additional $14 million from the sale of certain securities; and (c) certain preemptive rights pro rata to their respective interests through December 31, 2021.

The 2019 Senior Notes contains negative covenants that do not permit us to incur additional indebtedness or liens on property or assets owned, repurchase common stock, pay dividends, or enter into any transaction with affiliates of ours that would require disclosure in a public filing with the Securities and Exchange Commission. Upon an event of default, the outstanding principal amount of the Senior Notes, plus accrued but unpaid interest and other amounts owing in respect thereof through the date of acceleration, shall become immediately due and payable in cash at the holder’s election, if not cured within the cure period.

We incurred $4,280 in debt issuance costs related to the 2019 Senior Notes. The debt issuance costs are amortized to interest expense using straight line amortization over the term of the 2019 Senior Notes.